SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2015

GRID PETROLEUM CORP
(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1401 Camino Del Mar Del Mar, CA 92014
(Address of principal executive offices)
Phone: (800) 555-3086
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 27, 2015, the Board of Directors (sole director) of Grid Petroleum Corp, a Nevada corporation (the “Board”) (the “Company”), approved the authorization of a 1 for 1,000 reverse stock split of the Company’s outstanding shares of common stock.

On July 27, 2015, to effectuate that reverse stock split, the Board approved an amendment to the Company’s Articles of Incorporation.

On August 11, 2015, the Company filed with the Secretary of State of the State of Nevada the Certificate of Amendment to its Articles of Incorporation decreasing the number of shares of common stock of the Company issued and outstanding at the effective time, which is anticipated to be 10:00 a.m. (Pacific Time) on August 21, 2015, and the shares of such common stock then issued and held in the treasury of the Company, if any, such that each one thousand (1,000) shares of such common stock is reclassified into one (1) share of common stock, without any further action by the Company or the holder thereof.  Any fractional shares which result from that reverse stock split will be rounded up to the next whole share.

Attached hereto as Exhibit 3.1 is a copy of that Certificate of Amendment of the Articles of Incorporation of the Company.

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
3.1	Certificate of Amendment of Articles of Incorporation of Grid Petroleum Corp. filed with the Nevada Secretary of State on August 11, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grid Petroleum Corp.

Date: August 11, 2015	By:	/s/ James Powell
Name: James Powell
Title: President

EXHIBIT INDEX

Exhibit No.                      Exhibit Description

3.1	Certificate of Amendment of Articles of Incorporation of Grid Petroleum Corp. filed with the Nevada Secretary of State on August 11, 2015